UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 11, 2020

PDL BioPharma, Inc.

(Exact name of Company as specified in its charter)

000-19756
(Commission File Number)

Delaware	94-3023969
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

932 Southwood Boulevard
Incline Village, Nevada 89451
(Address of principal executive offices, with zip code)

(775) 832-8500
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2020, PDL BioPharma, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2020. Following the release, the Company discovered and corrected an error in the ownership of certain deferred tax assets (“DTAs”). More specifically, it was subsequently determined that DTAs included with our LENSAR, Inc. (“LENSAR”) subsidiary would remain with the Company after LENSAR’s spin-off. This resulted in an increase of $7.2 million to the Net Assets in Liquidation. Please refer to the full text of the corrected earnings release furnished herewith as Exhibit 99.1 on this Form 8-K. The Company has posted the corrected earnings release on its website.

The Company also hosted an earnings call and webcast on November 11, 2020 during which the Company discussed its financial results for the third quarter ended September 30, 2020, summarized in the presentation attached hereto as Exhibit 99.2, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Presentation Materials

On November 11, 2020, the Company posted to its website a set of presentation materials that it will use during its earnings call and webcast to assist participants with understanding the Company’s financial results for the quarter ended September 30, 2020. A copy of this presentation is attached hereto as Exhibit 99.2.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, the information in Items 2.02, 7.01 and 9.01 of this report, including the exhibits, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 11, 2020

99.2	Presentation

Cautionary Statements
This filing and its exhibits include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including as it relates to the Company’s plan of liquidation, dissolution and wind-down of operations. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company’s assets and business, including the implementation or success of the Company’s monetization strategy/plan of complete liquidation, are disclosed in the risk factors contained in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2020, Quarterly Reports on Form 10-Q filed with the SEC on May 11, 2020 and August 10, 2020, the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on July 7, 2020 and subsequent filings. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDL BIOPHARMA, INC.
(Company)

By:	/s/ Dominique Monnet
Dominique Monnet
President and Chief Executive Officer

Dated: November 12, 2020

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated November 11, 2020

99.2	Presentation